UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2014
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
l(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2014 Annual Meeting of Shareholders (“Annual Meeting”) of Sensient Technologies Corporation (the “Company”) held on April 24, 2014, shareholders approved the amendment and restatement of the Company’s Incentive Compensation Plan for Elected Corporate Officers (the “Plan”) to amend certain performance criteria for setting target goals, to clarify that bonus awards payable to elected officers that served for a partial fiscal year shall be prorated (subject to the Compensation Committee’s discretion to reduce any such bonus award), to clarify language regarding events outside the Company’s ordinary course of business that may be excluded from actual performance when compared to performance goals in the Compensation Committee’s discretion, to clarify the timing of bonus award payments and to make certain other changes, as described in the Company’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 17, 2014 (the “2014 Proxy Statement”).

The full text of the Plan was filed as Appendix B to the 2014 Proxy Statement and is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On April 24, 2014, the Board amended the first sentence of Section 3.3 and the fifth sentence of Section 3.12(b) of the Company's By-laws, effective immediately.

The first sentence of Section 3.3 of the Company’s By-laws was amended to provide that a regular meeting of the Board may be held without other notice immediately after, and at the same place as, the Annual Meeting of shareholders, and each adjourned session thereof or as soon as reasonably practicable thereafter at such time and place as may be determined by the Chairman of the Board or the Lead Director. Previously, the first sentence of Section 3.3 of the Company’s By-laws provided that a regular meeting of the Board shall be held without other notice immediately after, and at the same place as, the Annual Meeting of shareholders, and each adjourned session thereof.

The fifth sentence of Section 3.12(b) of the Company’s By-laws was amended to provide that members of standing committees, and their chairmen, shall be appointed yearly at the organizational meeting of the Board of Directors which is held as provided in Section 3.3 of the Company’s By-laws. Previously, the fifth sentence of Section 3.12(b) of the Company’s By-laws provided that members of standing committees, and their chairmen, shall be appointed yearly at the organizational meeting of the Board of Directors which is held immediately following the Annual Meeting of shareholders.

The By-laws, as amended, were promptly posted on the Company’s website, www.sensient.com.

ITEM 5.05	AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On April 24, 2014, the Board approved certain amendments to the Company's Code of Conduct for its officers, directors and U.S. employees and its Standards of Conduct for international employees, effective immediately. The amendments to the Company’s Code of Conduct and Standards of Conduct consist of updates or enhancements to the following subject areas: communications with analysts and the media, confidentiality and a director confidentiality policy.

The foregoing summary of the amendments to the Company’s Code of Conduct and Standards of Conduct is subject to and qualified in its entirety by reference to the full text of the Company’s Code of Conduct and Standards of Conduct as so amended. The Company’s Code of Conduct and Standards of Conduct, as amended, were promptly posted on the Company’s website, www.sensient.com.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Set forth below are the proposals voted upon at the Annual Meeting, and the preliminary voting results reported by the independent inspector of elections, IVS Associates, Inc. (“IVS”). These results are only preliminary and are subject to change based on IVS’s certification of the final voting results.

Based on the preliminary results reported by IVS, the following nine Directors were each elected for a one-year term of office:  Hank Brown, Edward H. Cichurski, Dr. Fergus M. Clydesdale, James A.D. Croft, William V. Hickey, Kenneth P. Manning, Paul Manning, Dr. Elaine R. Wedral and Essie Whitelaw.

The preliminary voting results from the Annual Meeting on the Election of Directors proposal, as reported by IVS, were:

Nominee	Votes For	Votes Withheld
Hank Brown	31,288,420	14,074,270
Edward H. Cichurski	31,305,798	14,056,892
Dr. Fergus M. Clydesdale	30,868,448	14,494,242
James A.D. Croft	21,775,109	6,301,466
William V. Hickey	22,104,433	5,972,142
Kenneth P. Manning	20,828,637	6,644,779
Paul Manning	38,397,341	6,965,349
Dr. Elaine R. Wedral	36,673,565	8,689,125
Essie Whitelaw	17,787,036	10,289,539
James R. Henderson (dissident nominee)	15,759,641	1,526,474
James E. Hyman (dissident nominee)	13,569,613	4,319,661
Stephen E. Loukas (dissident nominee)	8,641,307	8,644,808
William R. Redmond, Jr. (dissident nominee)	17,082,673	203,442

The compensation of the Company’s named executive officers was not approved by shareholders in an advisory vote, with 19,324,925 shares voted for, 22,552,943 shares voted against and 3,478,816 shares abstaining.

The Plan was approved, with 42,107,724 shares voted for, 1,549,620 shares voted against and 1,705,341 shares abstaining.

The shareholders also approved a proposal by the Board of Directors to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2014. The shareholders cast 43,694,651 votes in favor of this proposal, 588,278 votes against and there were 1,112,156 shares abstaining.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 3.2(a)	Amendments to Sections 3.3 and 3.12(b) of the Company’s By-laws

Exhibit 10.1
Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 17, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary
Date:	April 30, 2014

EXHIBIT INDEX

Exhibit 3.2(a)	Amendments to Sections 3.3 and 3.12(b) of the Company’s By-Laws

Exhibit 10.1
Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 17, 2014).